1996 LONG-TERM INCENTIVE PLAN

                                       of

                         SINCLAIR BROADCAST GROUP, INC.


                  1. OBJECTIVES. This 1996 Long-Term Incentive Plan of Sinclair Broadcast Group, Inc. (the "Plan") is adopted by Sinclair Broadcast Group, Inc., a Maryland corporation (the "Company"), to reward key individuals for making major contributions to the success of the Company and its Subsidiaries (as hereinafter defined). These objectives are to be accomplished by making Awards (as hereinafter defined) under the Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

                  2. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

                  "Authorized Officer" means the Chairman of the Board or the Chief Executive Officer of the Company or a Subsidiary (or any other senior officer of the Company or a Subsidiary to whom either of them shall delegate the authority to execute any Award Agreement).

                  "Award" means the grant of any Option, SAR, Stock Award, Cash Award or Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

                  "Award Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and limitations applicable to an Award.

                  "Board" means the Board of Directors of the Company.

                  "Cash Award" means an award denominated in cash.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Company" has the meaning specified in paragraph 1 hereof.


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                  "Committee"  means the Compensation  Committee of the Board or such ether committee of the Board as is designated by the Board to administer the Plan.

                  "Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company.

                  "Dividend Equivalents" means, with respect to shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock.

                  "Effective Date" means the date upon which this Plan shall be adopted and made effective in accordance with Section 17 hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  "Fair Market Value" of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if shares of Common Stock are not so listed but are quoted on the NASDAQ National Market, the mean between the highest and lowest sales price per share of Common Stock reported by the NASDAQ National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the NASDAQ Stock Market, or, if not reported by the NASDAQ Stock Market, by the National Quotation Bureau Incorporated.

                  "Incentive Option" means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

                  "Nonqualified Stock Option" means an Option that is not an Incentive Option.

                  "Option" means a right to purchase a specified number of shares of Common Stock at a specified price.

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                  "Participant" means an employee of or an individual  otherwise performing services for or on behalf of, the Company or any of its Subsidiaries, and to whom an Award has been made under this Plan.

                  "Performance Award" means an award made pursuant to this Plan to a Participant that is subject to the attainment of one or more Performance Goals.

                  "Performance  Goal"  means  a  standard   established  by  the
Committee to determine in whole or in part whether a Performance Award shall be earned.

                  "Plan" has the meaning specified in Section 1 hereof.

                  "Restricted Stock" means any Common Stock that is restricted or subject to forfeiture provisions.

                  "Restriction Period" means a period of time beginning as of the date upon which an Award of Restricted Stock is made pursuant to this Plan and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

                  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

                  "SAR" means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified strike price (in each case, as determined by the Committee).

                  "Stock Award" means an award in the form of shares of Common Stock or units denominated in shares of Common Stock.

                  "Subsidiary" means (a) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing more than 50% of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation and (b) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns more than 50% of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

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                  3.     ELIGIBILITY.  Individuals  eligible  for an Award under
this Plan are those whose performance, in the judgment of the Committee, can have an effect on the success of the Company and its Subsidiaries.

                  4. COMMON STOCK AVAILABLE FOR AWARDS. Subject to the provisions of Section 13 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) an aggregate of 2,073,673 shares of Common Stock. The number of shares of Common Stock that are the subject of Awards under this Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

                  5.     ADMINISTRATION.

                  (a) This Plan shall be administered by the Committee. The Committee shall consist of at least two members of the Board who meet the requirements of the definition of "disinterested person" in Rule 16b-3(d)(3) promulgated under the Exchange Act, or any successor rule.

                  (b) Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions which are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant to whom such Award was granted or (ii) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the

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     Committee  deems  necessary  or  desirable  to  carry it into  effect.  Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final conclusive and binding on all parties concerned.

                  (c) No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Section 6 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

                  6. DELEGATION OF AUTHORITY. The Committee may delegate its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are (a) subject to Section 16 of the Exchange Act or (b) not employees of the Company or any of its Subsidiaries.

                  7.     AWARDS.

                  (a) The Committee shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the individuals who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant to whom the Award is made and by an Authorized Officer (other than the Participant) for and on behalf of the Company. Awards may consist of those listed in this Section 7(a) and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Award may provide for the grant or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award granted to a Participant. All or part of an Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance.

                         (i) STOCK OPTION. An Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of an Incentive Option or a Nonqualified Option. The price at which shares of Common

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               stock may be purchased  upon the exercise of an Incentive  Option shall be not less than the Fair Market Value of the Common Stock on the date of grant. The price at which shares of Common Stock may be purchased upon the exercise of a Nonqualified Option shall be not less than 50% of the Fair Market Value of the Common Stock on the date of grant. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded pursuant to this Plan, including the term of any Options and the date or dates upon which they become exercisable, shall be determined by the Committee.


                        (ii) STOCK APPRECIATION RIGHT. An Award may be in the form of an SAR. The terms, conditions and limitations applicable to any SARs awarded pursuant to this Plan, including the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.

                        (iii) STOCK AWARD. An Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee.

                        (iv) CASH AWARD. An Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

                        (v) PERFORMANCE AWARD. Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (A) 90 days after the commencement of the period of service to which the Performance Goal relates and (B) the elapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the individual, one or more business units of the Company, or the Company as a whole, and may include one or more of the following: revenue, cash flow, net income, stock price, market share, earnings per share, return on equity, return on assets or

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               decrease in costs.  Unless  otherwise  stated such a  Performance
               Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury
               Regulations   ss.   1.162-27(e)(2)(i),   and  the   Committee  in
               establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing to the Board that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.

                  (b) Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder:

                        (i) no Participant may be granted, during any calendar year, Awards consisting of Options or SARs that are exercisable for more than the remainder of 1,500,000 shares of Common Stock less, if any, the number of shares of Common Stock underlying existing Options or SARs granted to such Participant under the Plan;

                        (ii) no Participant may be granted, during any calendar year, Awards consisting of shares of Common Stock or units denominated in such shares (other than any Awards consisting of Options or SARs) covering or relating to more than 20,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the "Stock Based Awards Limitations"); and

                        (iii) no Participant may be granted Awards consisting of cash or in any other form permitted under this Plan (other than Awards consisting of Options or SARS or otherwise consisting of shares of Common Stock or units denominated in such shares) in respect of any calendar year having a value determined on the date of grant in excess of $300,000.

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                  8.      PAYMENT OF AWARDS.

                  (a) GENERAL. Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions, if payment of an Award is made in the form of Restricted Stock, the Award Agreement relating to such shares shall specify whether they are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.

                  (b) DEFERRAL. With the approval of the Committee, payments in respect of Awards may be deferred, either in the form of installments or a future lump sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee. Any deferred payment of an Award, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

                  (c) DIVIDENDS AND INTEREST. Rights to dividends or Dividend Equivalents may be extended to and made part of any Award consisting of shares of Common Stock or units denominated in shares of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and Dividend Equivalents for Awards consisting of shares of Common Stock or units denominated in shares of Common Stock.

                  (d) SUBSTITUTION OF AWARDS. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

                  9. STOCK OPTION EXERCISE. The price at which shares of Common Stock may be purchased under an Option shall be paid in full at the time of exercise in cash or, if elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants to tender Common Stock or other Awards.

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If permitted by the Committee,  payment may be made by successive exercises by a
Participant. The Committee may provide for loans from the Company to a Participant to permit the exercise or purchase of Awards and may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

                  10. TAX WITHHOLDING. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to Satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

                  11. AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (a) no amendment or alteration that would impair the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (b) no amendment or alteration shall be effective prior to approval by the stockholders of the Company to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent stockholder approval is otherwise required by applicable legal requirements.

                  12. ASSIGNABILITY. Unless otherwise determined by the Committee and provided in the Award Agreement, no Award or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-1(c) under the Exchange Act shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 12 shall be null and void.

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                  13.    ADJUSTMENTS.

                  (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

                  (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise or other price in respect of such Awards and (iv) the appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Board to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of shares of Common Stock covered by Awards in the form of Common Stock or units denominated in Common Stock, (ii) the exercise or other price in respect of such Awards and (iii) the appropriate Fair Market Value and other price determinations for such Awards to give effect to such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding, the value of such Awards. In the event of a corporate merger, consolidation, acquisition of property or stock separation, reorganization or liquidation, the Board shall be authorized to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or an assumption of previously issued Awards as part of such adjustment.

                  14. RESTRICTIONS. Unless otherwise agreed to by the Company, no Common Stock or other form of payment shall be issued with respect to any Award unless

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the Company  shall be  satisfied  based on the advice of its  counsel  that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise
provided   herein  or  in  an  Award   Agreement,   that  any   ambiguities   or
inconsistencies in the construction of this Plan be interpreted to give effect to such intention, and that if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3. Certificates evidencing shares of Common Stock certificates delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal and state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

                  15. UNFUNDED PLAN. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

                  16. GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Maryland.

                  17. EFFECTIVENESS. This Plan shall become effective as of the date set forth in the resolutions of the Board approving and adopting this Plan; provided, however, that the effectiveness of this Plan is expressly conditioned upon (a) the approval of this Plan by the Board and the Compensation Committee of the Company and (b) the approval of this Plan by the holders of common stock of the Company of all classes, voting together as a single class.

                         SINCLAIR BROADCAST GROUP, INC.
                         FORM OF STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (this "Agreement") is made and entered into as of this _____ day of ________________, 1996, (the "Option Date"), between Sinclair Broadcast Group, Inc., a Maryland corporation (the "Company"), and __________________ (the "Optionee").

                                    RECITALS


         WHEREAS, the Company has adopted the 1996 Long-Term Incentive Plan of Sinclair Broadcast Group, Inc. (the "Plan") to reward certain key individuals for making major contributions to the Company and its subsidiaries by enabling them to acquire shares of Class A Common Stock, par value $.01 per share ("Common Stock"), of the Company;

         WHEREAS, the Company and River City Broadcasting, L.P., a Delaware limited partnership ("RCB") have entered into an Asset Purchase Agreement (the "Purchase Agreement") dated as of even date herewith, pursuant to which RCB has agreed to sell, and the Company has agreed to purchase, certain assets used or held for use by RCB in connection with the operation of substantially all of RCB's owned and operated radio and television stations (the "River City Acquisition");

         WHEREAS, in connection with the River City Acquisition, the Company desires Optionee to become an employee of Sinclair Communications, Inc., a Maryland corporation and wholly owned subsidiary of the Company ("SCI") and the Optionee and SCI will, on or prior to the Closing (as defined in the Purchase Agreement and hereinafter referred to as the "First Closing"), execute an Employment Agreement (the "Employment Agreement"), and

         WHEREAS, as part of its inducement to the Optionee to enter into the Employment Agreement, the Company desires to grant the Optionee an option to purchase shares of Common Stock pursuant to the Plan and upon the terms and subject to the conditions hereinafter set forth;

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the foregoing premises, the parties to this Agreement agree as follows:

         1. GRANT OF OPTION. Subject to the terms and conditions set forth in this Agreement, the Company hereby grants to the Optionee an option (the "Option") to purchase from the Company up to but not exceeding in the aggregate ______ shares of Common Stock at a price per share ("Exercise Price") equal to the average of the closing share prices of the Common Stock as reported on the NASDAQ National Market for the 21 trading days consisting of the

Option Date and each of the ten trading days immediately prior to such date and each of the ten trading days immediately following such date, but in no event less than $21.00 per share, such number of shares and such price per share being subject to adjustment as provided in Section 13 of the Plan.


         2. RELATIONSHIP TO PLAN. The Option is issued in accordance with and subject to all of the terms, conditions and provisions of the Plan, as amended from time to time, and administrative interpretations thereunder, if any, which have been adopted by the Committee thereunder and are in effect on the date hereof. Except as defined herein or otherwise stated, capitalized terms shall have the same meanings ascribed to them under the Plan.


         3. EXERCISE SCHEDULES. The Option shall become exercisable with respect to 25% of the aggregate number of shares of Common Stock subject to the Option immediately upon the occurrence of the First Closing. On the first anniversary of the First Closing, the Option shall become exercisable with respect to an additional 25% of the aggregate number of shares of Common Stock subject to the Option. On the second anniversary of the First Closing, the Option shall become exercisable with respect to the remaining balance of the aggregate number of shares subject to the Option.


         4. TERMINATION OF OPTION. The Option hereby granted shall terminate and be of no force and effect with respect to any shares of Common Stock not previously purchased by the Optionee upon the first to occur of:

                  (a)    the tenth anniversary of the First Closing;

                  (b) with respect to the exercisable portion of the Option, the expiration of (i) 90 days following the termination of Optionee's employment under the Employment Agreement for reasons other than death, Disability (as defined in the Employment Agreement) or "for cause" (as defined in the
Employment  Agreement),   or  (ii)  the  first  anniversary  of  termination  of
Optionee's employment under the Employment Agreement by reason of death or Disability; or

                  (c)    with   respect   to  both  the   exercisable   and  the
unexercisable portion of the Option, the date of the Optionee's termination of Optionee's employment under the Employment Agreement for cause.

         5. EXERCISE OF OPTION. Subject to the limitations herein and in the Plan, the Option may be exercised with respect to the shares of Common Stock then exercisable, in whole or in part, at any time on or prior to the tenth anniversary of the First Closing, regardless of the Optionee's service status, by written notice to the Company at its principal executive office, which notice shall (a) specify the number of shares with respect to which the Option is being exercised and the purchase price to be paid therefor; (b) if the person exercising this Option is not the Optionee himself, contain or be accompanied by satisfactory evidence of such person's right to exercise this Option; and (c) be accompanied by payment in full of the purchase price in cash or by a certified or cashier's check to the order of the Company.

         6. TRANSFERABILITY. The Option shall not be transferable except by will or by the laws of descent and distribution. During the Optionee's lifetime, the Option may be exercised only by the Optionee. No assignment or transfer of the Option, whether voluntary or involuntary, by operation of law or otherwise, except a transfer by will or by the laws of descent or distribution, shall vest in the assignee or transferee any interest or right whatsoever in the Option.

         7. NO RIGHTS AS STOCKHOLDER. The Optionee shall not have any rights as a stockholder of the Company with respect to any of the shares subject to the Option, except to the extent that such shares shall have been purchased and transferred to him.

         8. NO RIGHT TO EMPLOYMENT. The Option shall not confer on the Optionee any right to continue in the service of the Company or any of its subsidiaries or affect the right of the Company or any subsidiary to terminate Optionee's employment at any time; and nothing contained in this Agreement shall be deemed a waiver or modification of any provision contained in any agreement between the Optionee and the Company or any parent or subsidiary thereof. This Option shall not affect the right of the Company or any parent or subsidiary thereof to reclassify, recapitalize, or otherwise change its capital or debt structure or to merge, consolidate, convey any or all of its assets, dissolve, liquidate, wind up, or otherwise reorganize.

         9. DISSOLUTION OR MERGER. Upon the dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation, or a transaction in which another individual or entity becomes the owner of 50% or more of the total combined voting power of all classes of stock of the Company, the unexercised portion of this Option shall terminate, but the Optionee shall have the right to exercise the unexpired and unexercised portion of this Option, whether exercisable or unexercisable, immediately prior to such event.

         10. WITHHOLDING FOR TAX PURPOSES. Any amount of Common Stock that is payable or transferable to the Optionee hereunder may be reduced by any amount or amounts which the Company is required to withhold under the then applicable provisions of the Internal Revenue Code of 1986, as amended, or its successors, or any other federal, state or local tax withholding requirement. If the Optionee does not elect to satisfy withholding requirements in this fashion, the issuance of the shares of Common Stock payable or transferable to the Optionee hereunder shall be contingent upon the Optionee's satisfaction of any withholding obligations that may apply and the Optionee's presentation of evidence satisfactory to the Board that such withholding obligations have been satisfied.

         11. NOTICE. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder will be deemed to be delivered on the date that it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has heretofore specified by written notice delivered in accordance herewith. The Company or Optionee may change, at any time and from time to time, by written notice to the other, the address that it or he had therefore specified for receiving notices. Until changed in accordance herewith, the Company and the Optionee specify their respective addresses as set forth below:

                Company:

                Sinclair Broadcast Group, Inc.
                2000 West 41st Street
                Baltimore, Maryland 21211
                Attention:  Chief Executive Officer


                with copy to:


                Thomas & Libowitz, P.A.
                The USF&G Tower
                100 Light Street
                Suite 1100
                Baltimore, Maryland 21202-1053
                Attention:   Steven A. Thomas, Esq.


                Optionee:

                ----------

                  Optionee's address as listed in the personnel records of the Company or SCI as of the First Closing, unless the Company or SCI shall have received written notification of Optionee's change of address.


         12.  AMENDMENT.   Notwithstanding  any  other  provision  hereof,  this
Agreement may not be supplemented or amended from time to time without the consent of the Optionee.

         13. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland applicable to agreements made and to be performed entirely in Maryland.

         14. COUNTERPARTS. This Agreement may be executed in multiple counterparts. The Company and the Optionee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

         IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed as of the date first above written.


                                              SINCLAIR BROADCAST GROUP, INC.


                                              By:_______________________________


                                              OPTIONEE:

                                              __________________________________